 Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER
	2011 ACT			2010 ACT			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 16,173		100.0	$ 15,631		100.0	3.5
Cost of products sold	4,778		29.5	4,528		29.0	5.5
Selling, marketing and administrative expenses	5,056		31.3	4,779		30.5	5.8
Research and development expense	1,738		10.8	1,557		10.0	11.6
Interest (income)expense, net	104		0.6	81		0.5	28.4
Other (income)expense, net	(13)		(0.1)	(1,594)		(10.2)
Earnings before provision for taxes on income	4,510		27.9	6,280		40.2	(28.2)
Provision for taxes on income	1,034		6.4	1,754		11.2	(41.0)
Net earnings	$ 3,476		21.5	$ 4,526		29.0	(23.2)

Net earnings per share (Diluted)	$ 1.25			$ 1.62			(22.8)

Average shares outstanding (Diluted)	2,772.7			2,797.3

Effective tax rate	22.9%			27.9%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,856	(1)	30.0	$ 4,783	(2)	30.6	1.5
Net earnings	$ 3,747	(1)	23.2	$ 3,616	(2)	23.1	3.6
Net earnings per share (Diluted)	$ 1.35	(1)		$ 1.29	(2)		4.7
Effective tax rate	22.8%			24.4%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of expense due to litigation ($291 million) and additional DePuy ASR™ Hip recall costs ($55 million) of $346 million, $271 million and $0.10 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of income from net litigation of $1,497 million, $910 million and $0.33 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,345	1,560	(13.8)%	(13.8)	-
International	2,337	2,206	5.9	2.6	3.3
	3,682	3,766	(2.2)	(4.1)	1.9

Pharmaceutical
U.S.	3,391	3,206	5.8	5.8	-
International	2,668	2,432	9.7	7.3	2.4
	6,059	5,638	7.5	6.4	1.1

Med Devices & Diagnostics
U.S.	2,872	2,886	(0.5)	(0.5)	-
International	3,560	3,341	6.6	3.0	3.6
	6,432	6,227	3.3	1.3	2.0

U.S.	7,608	7,652	(0.6)	(0.6)	-
International	8,565	7,979	7.3	4.1	3.2
Worldwide	$ 16,173	15,631	3.5%	1.8	1.7

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 7,608	7,652	(0.6)%	(0.6)	-

Europe	4,183	4,102	2.0	1.9	0.1
Western Hemisphere excluding U.S.	1,436	1,280	12.2	7.3	4.9
Asia-Pacific, Africa	2,946	2,597	13.4	6.3	7.1
International	8,565	7,979	7.3	4.1	3.2

Worldwide	$ 16,173	15,631	3.5%	1.8	1.7

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

	FIRST QUARTER
			% Change
	2011	2010	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

BABY CARE
US	105	103	1.9%	1.9%	-
Intl	456	426	7.0%	3.3%	3.7%
WW	561	529	6.0%	3.1%	2.9%

ORAL CARE
US	163	174	(6.3%)	(6.3%)	-
Intl	228	207	10.1%	5.6%	4.5%
WW	391	381	2.6%	0.2%	2.4%

OTC/NUTRITIONALS
US	397	542	(26.8%)	(26.8%)	-
Intl	732	665	10.1%	6.9%	3.2%
WW	1,129	1,207	(6.5%)	(8.2%)	1.7%

SKIN CARE
US	426	452	(5.8%)	(5.8%)	-
Intl	473	468	1.1%	(1.7%)	2.8%
WW	899	920	(2.3%)	(3.7%)	1.4%

WOMEN'S HEALTH
US	125	146	(14.4%)	(14.4%)	-
Intl	334	323	3.4%	0.7%	2.7%
WW	459	469	(2.1%)	(4.0%)	1.9%

WOUND CARE/OTHER
US	129	143	(9.8%)	(9.8%)	-
Intl	114	117	(2.6%)	(6.9%)	4.3%
WW	243	260	(6.5%)	(8.4%)	1.9%

TOTAL CONSUMER
US	1,345	1,560	(13.8%)	(13.8%)	-
Intl	2,337	2,206	5.9%	2.6%	3.3%
WW	3,682	3,766	(2.2%)	(4.1%)	1.9%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

FIRST QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (5)

ACIPHEX/PARIET
US	109	119	(8.4%)	(8.4%)	-
Intl	130	141	(7.8%)	(8.8%)	1.0%
WW	239	260	(8.1%)	(8.6%)	0.5%

CONCERTA
US	254	231	10.0%	10.0%	-
Intl	108	98	10.2%	6.3%	3.9%
WW	362	329	10.0%	8.8%	1.2%

DOXIL/CAELYX
US	64	72	(11.1%)	(11.1%)	-
Intl	75	8	*	*	20.2%
WW	139	80	73.8%	71.6%	2.2%

DURAGESIC/FENTANYL TRANSDERMAL
US	4	38	(89.5%)	(89.5%)	-
Intl	123	146	(15.8%)	(18.9%)	3.1%
WW	127	184	(31.0%)	(33.4%)	2.4%

LEVAQUIN/FLOXIN
US	422	363	16.3%	16.3%	-
Intl	12	8	50.0%	44.5%	5.5%
WW	434	371	17.0%	16.9%	0.1%

PREZISTA
US	126	89	41.6%	41.6%	-
Intl	140	98	42.9%	42.3%	0.6%
WW	266	187	42.2%	41.9%	0.3%

PROCRIT/EPREX
US	190	290	(34.5%)	(34.5%)	-
Intl	207	233	(11.2%)	(12.3%)	1.1%
WW	397	523	(24.1%)	(24.6%)	0.5%

REMICADE
US	788	780	1.0%	1.0%	-
US Exports (3)	490	400	22.5%	22.5%	-
Intl	7	6	16.7%	16.7%	0.0%
WW	1,285	1,186	8.3%	8.3%	0.0%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

FIRST QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT  (2) (5) (Continued)

RISPERDAL/RISPERIDONE
US	8	5	60.0%	60.0%	-
Intl	119	133	(10.5%)	(14.6%)	4.1%
WW	127	138	(8.0%)	(12.0%)	4.0%

RISPERDAL CONSTA
US	114	117	(2.6%)	(2.6%)	-
Intl	290	262	10.7%	9.1%	1.6%
WW	404	379	6.6%	5.5%	1.1%

TOPAMAX
US	50	57	(12.3%)	(12.3%)	-
Intl	79	91	(13.2%)	(14.4%)	1.2%
WW	129	148	(12.8%)	(13.5%)	0.7%

VELCADE
US	-	-	-	-	-
Intl	280	261	7.3%	5.6%	1.7%
WW	280	261	7.3%	5.6%	1.7%

OTHER
US	772	645	19.7%	19.7%	-
Intl	1,098	947	15.9%	12.7%	3.2%
WW	1,870	1,592	17.5%	15.6%	1.9%

TOTAL PHARMACEUTICAL
US	3,391	3,206	5.8%	5.8%	-
Intl	2,668	2,432	9.7%	7.3%	2.4%
WW	6,059	5,638	7.5%	6.4%	1.1%

MAJOR NEW PHARMACEUTICAL PRODUCTS (4)

INTELENCE
US	38	31	22.6%	22.6%	-
Intl	31	24	29.2%	28.3%	0.9%
WW	69	55	25.5%	25.1%	0.4%

INVEGA
US	69	69	0.0%	0.0%	-
Intl	51	39	30.8%	27.9%	2.9%
WW	120	108	11.1%	10.1%	1.0%

SIMPONI
US	53	39	35.9%	35.9%	-
Intl	42	3	*	*	-
WW	95	42	*	*	-

STELARA
US	105	56	87.5%	87.5%	-
Intl	61	31	96.8%	94.9%	1.9%
WW	166	87	90.8%	90.1%	0.7%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
$MM

FIRST QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS
US	242	251	(3.6%)	(3.6%)	-
Intl	393	421	(6.7%)	(9.9%)	3.2%
WW	635	672	(5.5%)	(7.5%)	2.0%

DEPUY
US	811	814	(0.4%)	(0.4%)	-
Intl	692	640	8.1%	4.2%	3.9%
WW	1,503	1,454	3.4%	1.7%	1.7%

DIABETES CARE
US	311	290	7.2%	7.2%	-
Intl	326	307	6.2%	4.9%	1.3%
WW	637	597	6.7%	6.0%	0.7%

ETHICON
US	516	510	1.2%	1.2%	-
Intl	677	637	6.3%	3.3%	3.0%
WW	1,193	1,147	4.0%	2.3%	1.7%

ETHICON ENDO-SURGERY
US	471	483	(2.5%)	(2.5%)	-
Intl	750	685	9.5%	6.0%	3.5%
WW	1,221	1,168	4.5%	2.4%	2.1%

ORTHO-CLINICAL DIAGNOSTICS
US	265	288	(8.0%)	(8.0%)	-
Intl	256	237	8.0%	4.1%	3.9%
WW	521	525	(0.8%)	(2.5%)	1.7%

VISION CARE
US	256	249	2.8%	2.8%	-
Intl	466	415	12.3%	5.9%	6.4%
WW	722	664	8.7%	4.7%	4.0%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,872	2,886	(0.5%)	(0.5%)	-
Intl	3,560	3,341	6.6%	3.0%	3.6%
WW	6,432	6,227	3.3%	1.3%	2.0%

* Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Included in Other
(5) Prior year amounts have been reclassified to conform to current presentation